AMENDMENT NO. 2 TO LOAN AGREEMENT

THIS AMENDMENT AGREEMENT is made effective as of the 12th day of October, 2012.

BETWEEN:

QUANTUM SOLAR POWER CORP., a Nevada corporation with a corporate office at Suite 300, 1055 West Hastings Street, Vancouver, BC, Canada V6E 2E9

(hereinafter called the "Borrower")

OF THE FIRST PART

AND:

FOUNDATION FREEHOLD LTD., a British Columbia corporation with a corporate office at 7929 – 120th Street, Delta, BC, Canada V4C 6P6

(hereinafter called the "Lender")

OF THE SECOND PART

WHEREAS:

A.                           The parties entered into a loan agreement dated for reference April 23, 2012, as amended May 22, 2012 in respect of a loan of $475,000 to be made by the Lender to the Borrower (the “Loan Agreement”);

B.                           The parties wish to further amend the terms of the Loan Agreement to reflect a further advance of $25,000 to be made by the Lender to the Borrower in consideration of which the Borrower will amend the terms of Adjusted Conversion Price, as such term is defined in the Loan Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES THAT for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the parties agree to amend the Loan Agreement as follows:

1.         Paragraph 6.3 of the Loan Agreement is replaced in its entirety with the following:

“6.3         Conversion Price Adjustment. Upon the occurrence of any Event of Default, the Conversion Price will be reduced to USD$0.008 (the "Adjusted Conversion Price").”

2.         The form of Promissory Note attached as Schedule “A” hereto is to be appended to the Loan Agreement.

3.         Notwithstanding the further advance, the Borrower acknowledges that the Loan remains in default, the Adjusted Conversion Price applies and the Lender may at any time exercise the remedies on default provided under this Agreement.

4.         The additional $25,000 to be advanced by the Lender will be paid to Northwest Law Group In Trust to be disbursed by them in accordance with Schedule “B” to this Amendment Agreement.

5.         This Amendment Agreement may be executed in counterparts which together shall form one and the same instrument.

IN WITNESS WHEREOF the parties hereto have caused this Amendment Agreement to be duly executed and delivered as of the day and year first written above.

FOUNDATION FREEHOLD LTD.

per:	/s/ J. Eric Trygg
J. Eric Trygg

QUANTUM SOLAR POWER CORP.

per:	/s/ Andras Pattantyus-Abraham
Andras Pattantyus-Abraham

SCHEDULE "A"

FORM OF PROMISSORY NOTE

PROMISSORY NOTE

EXECUTED BY:	Quantum Solar Power Corp.
(the "Borrower")

IN FAVOUR OF:	Foundation Freehold Ltd.
(the "Lender")

PRINCIPAL AMOUNT:	CAD$25,000

DATE OF EXECUTION:	October 12, 2012

PLACE OF EXECUTION:	Vancouver, BC, Canada

FOR VALUE RECEIVED the Borrower hereby promises to pay to or to the order of the Lender on April 23, 2015, the principal sum of CAD$25,000, together with interest thereon at the rate of 9% per annum, calculated and paid semi-annually with the first semi-annual payment on March 31, 2013, both before and after maturity from the date hereof.

The Borrower waives presentment, demand, notice, protest and notice of dishonour and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Promissory Note.

DATED at Vancouver, BC this 12th day of October, 2012.

QUANTUM SOLAR POWER CORP.

Per:	/s/ Andras Pattantyus-Abraham
Andras Pattantyus-Abraham

SCHEDULE "B"

DISBURSEMENT SCHEDULE

$20,000.00	Davidson & Company (auditors)

$3159.04	Newsfile Corp. (EDGAR and SEDAR filing fees and services)

$1840.96	Northwest Law Group (for incorporation of glass subsidiary and miscellaneous disbursements)

$25,000.00	Total